Filed pursuant to Rule 497(e)

Registration Nos. 333-272579; 811-23883

THE 2023 ETF SERIES TRUST

Pacific NoS Global EM Equity Active ETF

(The Nasdaq Stock Market, LLC Ticker: GEME)

(the “Fund”)

Supplement dated February 24, 2026 to the

Prospectus and Summary Prospectus

dated November 8, 2024

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Prospectus listed above and should be read in conjunction with the Summary Prospectus and Prospectus.

Effective on or about March 23, 2026 (“Effective Date”), Tidal Investments LLC (“Tidal”) will begin serving as a sub-adviser to the Fund. The addition of Tidal as a sub-adviser does not affect the Fund’s investment objective, investment strategies, or overall fees and expenses. Pacific Capital Partners Limited (“Pacific Capital” or “Adviser”) will continue serving as the Fund’s investment adviser, and North of South Capital LLP (“North of South Capital”) will continue serving as an investment sub-adviser to the Fund.

The Board of Trustees of The 2023 ETF Series Trust and shareholders owning a majority of the outstanding shares of the Fund have approved Tidal’s contract to serve as sub-adviser to the Fund. All shareholders will receive an information statement that provides additional information about Tidal.

●	Effective as of the Effective Date, the following is added to the section titled “Fund Management – Investment Sub-Adviser” and “Portfolio Managers” beginning on page 27 of the Fund’s Statutory Prospectus:

Founded in 2012, Tidal is an SEC registered investment adviser and a Delaware limited liability company located at 234 West Florida Street, Suite 700, Milwaukee, Wisconsin 53204. Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of January 31, 2026, Tidal had approximately $50.52 billion assets under management and served as the investment adviser or sub-adviser for 343 registered funds.

Under an investment sub-advisory agreement between the Adviser and Tidal, Tidal provides investment sub-advisory services to the Fund. Tidal is responsible for trading portfolio securities and other investment instruments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, all subject to the supervision of the Adviser and oversight of the Board. For the services it provides to each of the Funds, the Adviser pays Tidal a fee calculated daily and paid monthly at an annual rate based on the Fund’s average daily net assets as follows:

Fund Assets Under Management	Fee
$0 - $250 million	5 bps
$250 million - $500 million	4 bps
$500 million - $1 billion	3 bps
Over $1 billion	2 bps
Minimum	$25,000

Portfolio Managers

Andrew Hicks, Portfolio Manager for Tidal

Andrew Hicks serves as SVP of Trading for Tidal, having joined Tidal in 2025. Mr. Hicks previously served as Director of ETF Portfolio Management, Trading, and Research at SS&C ALPS Advisors for over ten years. Prior to SS&C ALPS Advisors, Mr. Hicks held roles as a Senior Equity Trader and Research Analyst with Virtus Investment Partners, specializing in equity and ETF trading, and a head equity trader for SCM Advisors. With over 20 years of experience, Mr. Hicks holds an accounting/ finance degree from Miami University (Ohio) and an MBA in Finance from the University of Colorado – Denver.

Qiao Duan, CFA, Portfolio Manager for Tidal

Qiao Duan serves as Portfolio Manager at Tidal, having joined Tidal in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

CFA® is a registered trademark owned by the CFA Institute.

THE 2023 ETF SERIES TRUST

Pacific NoS Global EM Equity Active ETF

(The Nasdaq Stock Market, LLC Ticker: GEME)

(the “Fund”)

Supplement dated February 24, 2026 to the

Statement of Additional Information (“SAI”)

dated November 8, 2024

This supplement provides new and additional information beyond that contained in the currently effective SAI listed above and should be read in conjunction with the Prospectus and SAI.

Effective on or about March 23, 2026 (“Effective Date”), Tidal Investments LLC (“Tidal”) will begin serving as a sub-adviser to the Fund. The addition of Tidal as a sub-adviser does not the Fund’s investment objective, investment strategies, or overall fees and expenses. Pacific Capital Partners Limited (“Pacific Capital” or “Adviser”) will continue serving as the Fund’s investment adviser, and North of South Capital LLP (“North of South Capital”) will continue serving as an investment sub-adviser to the Fund.

The Board of Trustees of The 2023 ETF Series Trust and shareholders owning a majority of the outstanding shares of the Fund have approved Tidal’s contract to serve as sub-adviser to the Fund. All shareholders will receive an information statement that provides additional information about Tidal.

Effective as of the Effective Date, the following disclosures in the SAI are hereby revised to read as follows:

●	The following is added to the section titled “MANAGEMENT SERVICES – Investment Sub-Adviser” on page 64:

Founded in 2012, Tidal is an SEC registered investment adviser and a Delaware limited liability company located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of January 31, 2026, Tidal had approximately $50.52 billion assets under management and served as the investment adviser or sub-adviser for 343 registered funds.

Under an investment sub-advisory agreement between the Adviser and Tidal, Tidal provides investment sub-advisory services to the Fund. Tidal is responsible for trading portfolio securities and other investment instruments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, all subject to the supervision of the Adviser and oversight of the Board. For the services it provides to each of the Funds, the Adviser pays Tidal a fee calculated daily and paid monthly at an annual rate based on the Fund’s average daily net assets as follows:

Fund Assets Under Management	Fee
$0 - $250 million	5 bps
$250 million - $500 million	4 bps
$500 million - $1 billion	3 bps
Over $1 billion	2 bps
Minimum	$25,000

●	The following supplements the information under “THE PORTFOLIO MANAGERS” beginning on page 65:

Portfolio Manager Compensation. Each portfolio manager is compensated by Tidal with a base salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Fund. To the extent a portfolio manager is an equity owner of the Sub-Adviser, such portfolio manager may benefit indirectly from the revenue generated by the Fund’s Sub-Advisory Agreement with the Adviser.

Fund Shares Owned by the Portfolio Managers. The Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of January 31, 2026, Mr. Hicks and Ms. Duan did not beneficially own shares of the Fund.

Other Accounts Managed by the Portfolio Manager. In addition to the Fund, as of January 31, 2026, Andrew Hicks and Qiao Duan are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Andrew Hicks	4	$312	0	$0	0	$0
Qiao Duan	115	$24,705	0	$0	0	$0

*	None of the accounts managed by the portfolio managers are subject to performance based advisory fees.

Conflicts of Interest. Each portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, each Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts managed by the portfolio managers are fairly and equitably allocated.

Please retain this Supplement for future reference.

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